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                                                                  Exhibit 23.02

                        Consent of PricewaterhouseCoopers LLP


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1998, except as to Note 15, which is as of February 10, 1998, appearing in CCC Information Services Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.

PricewaterhouseCoopers LLP


Chicago, Illinois
November 20, 1998